Financial risk management	12 Months Ended
Dec. 31, 2011
Financial risk management [Abstract]
Financial risk management

3. Financial risk management

ASML is exposed to certain financial risks such as market risk (including foreign currency exchange risk and interest rate risk), credit risk, liquidity risk and capital risk. The overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potentially adverse effects on the Company’s financial performance. The Company uses derivative instruments to hedge certain risk exposures. None of the transactions are entered into for trading or speculative purposes. We believe that market information is the most reliable and transparent measure for our derivative instruments that are measured at fair value.

Foreign currency risk management

The Company’s sales are predominately denominated in euros. Exceptions may occur on a customer by customer basis. Our cost of sales and other expenses are mainly denominated in euros, to a certain extent in U.S. dollar and Japanese yen and to a limited extent in other currencies. Therefore, the Company is exposed to foreign currency risk. It is the Company’s policy to hedge material transaction exposures, such as forecasted sales and purchase transactions, and material net remeasurement exposures, such as accounts receivable and payable. The Company hedges these exposures through the use of foreign exchange contracts.

As of December 31, 2011 shareholders’ equity includes EUR 4.9 million loss (net of taxes: EUR 4.4 million loss; 2010: EUR 35.9 million loss) representing the total anticipated loss to be charged to sales, and EUR 11.6 million gain (net of taxes: EUR 10.3 million gain; 2010: EUR 6.1 million loss) to be released to cost of sales, which will offset the EUR equivalent of foreign currency denominated forecasted sales and purchase transactions. All amounts are expected to be released over the next 12 months. The effectiveness of all contracts for which ASML applies hedge accounting is monitored on a quarterly basis throughout the life of the hedges. In 2011, a loss of EUR 0.2 million was recognized as a result of ineffective cash flow hedges related to forecasted sales transactions, no ineffectiveness was recognized relating to purchase transactions (2010: loss of EUR 0.4 million related to sales transactions).

It is the Company’s policy not to hedge currency translation exposures resulting from net equity investments in foreign subsidiaries. As an exception to the Company’s policy, during 2011, the Company entered into a net investment hedge in order to hedge a temporary U.S. dollar exposure by means of a forward foreign exchange contract. The net investment hedge, resulting in a negative effect in other comprehensive income in 2011 of EUR 1.9 million, was effective throughout its entire term. The temporary increase in the foreign exchange exposure and the related hedge ended in 2011.

Interest rate risk management

The company has interest-bearing assets and liabilities that expose the Company to fluctuations in market interest rates. The Company uses interest rate swaps to align the interest-typical terms of interest-bearing assets with the interest-typical terms of interest-bearing liabilities. There may be residual interest rate risk to the extent the asset and liability positions do not fully offset.

As part of its hedging policy, the Company uses interest rate swaps to hedge changes in fair value of its Eurobond due to changes in market interest rates, thereby offsetting the variability of future interest receipts on part of its cash and cash equivalents. During 2011, the hedge was 100 percent effective in hedging the fair value exposure to interest rate movements. The changes in fair value of the Eurobond were included at the same time in the consolidated statement of operations as the changes in the fair value of the interest rate swaps.

Furthermore, as part of its hedging policy, the Company uses interest rate swaps to hedge the variability of future interest cash flows relating to certain of its operating lease obligations. During 2011, these hedges were 100 percent effective in hedging the cash flow exposure to interest rate movements.

Financial instruments

The Company uses forward foreign exchange contracts to manage its currency risk and interest rate swaps to manage its interest rate risk. The following table summarizes the notional amounts and estimated fair values of the Company’s financial instruments:

As of December 31 (in thousands)	2011 Notional Amount EUR	Fair Value EUR	2010 Notional Amount EUR	Fair Value EUR

Forward foreign exchange contracts[1]	389,579	(23,999)	(1,933)	(28,974)
Interest rate swaps [2]	641,500	109,991	641,500	90,256

1	Relates to forward contracts assigned as a hedge to forecasted sales and purchase transactions and to monetary assets and liabilities, mainly in U.S. dollar and Japanese Yen.
2	Relates to interest rate swaps assigned as a hedge to interest bearing assets and liabilities, mainly related to the Eurobond; the fair value of the interest rate swaps includes accrued interest.

The following table summarizes the Company’s derivative financial instruments per category:

	2011		2010
As of December 31 (in thousands)	Assets EUR	Liabilities EUR	Assets EUR	Liabilities EUR

Interest rate swaps - cash flow hedges	-	3,933	-	3,091
Interest rate swaps - fair value hedges	113,924	-	93,347	-
Forward foreign exchange contracts - cash flow hedges	11,332	3,019	1,533	11,535
Forward foreign exchange contracts - other hedges (no hedge accounting)	1,095	33,407	1,300	20,272

Total	126,351	40,359	96,180	34,898

Less non-current portion:
Interest rate swaps - cash flow hedges	-	3,210	-	1,887
Interest rate swaps - fair value hedges	92,534	-	71,779	-
Forward foreign exchange contracts - cash flow hedges	-	-	-	94

Total non-current portion	92,534	3,210	71,779	1,981

Total current portion	33,817	37,149	24,401	32,917

The fair value part of a hedging derivative that has a remaining term of 12 months or less is classified as current asset or liability. When the fair value part of a hedging derivative has a term of more than 12 months after balance sheet date it is classified as non-current.

For further information regarding the Company’s derivative instruments, see Notes 1, 2, 8 and 12.

Foreign exchange contracts

The notional principal amounts of the outstanding forward foreign exchange contracts in the main currencies U.S. dollar and Japanese yen at December 31, 2011 are U.S. dollar 48.9 million and Japanese yen 37.2 billion (2010: U.S. dollar 222.6 million and Japanese yen 27.7 billion).

The hedged highly probable forecasted transactions denominated in foreign currency are expected to occur at various dates during the coming 12 months. Gains and losses recognized in other comprehensive income (in equity) on forward contracts as of December 31, 2011 will be recognized in the consolidated statements of operations in the period or periods during which the hedged forecasted transaction affects the consolidated statements of operations.

In 2011, we recognized a net amount of EUR 58.1 million loss (2010: EUR 43.5 million loss; 2009: EUR 5.7 million gain) in the consolidated statements of operations resulting from effective cash flow hedges for forecasted sales and purchase transactions that occurred in the year. Furthermore, we recognized an amount of EUR 38.3 million loss in the consolidated statements of operations resulting from derivative financial instruments measured at fair value through profit or loss (2010: EUR 32.9 million loss; 2009: EUR 8.7 million gain).

Interest rate swaps

The notional principal amounts of the outstanding interest rate swap contracts as of December 31, 2011 were EUR 641.5 million (2010: EUR 641.5 million).

Credit risk management

Financial instruments that potentially subject ASML to significant concentrations of credit risk consist principally of cash and cash equivalents, derivative instruments used in hedging activities and accounts receivable.

Cash and cash equivalents and derivative instruments contain an element of risk of the counterparties being unable to meet their obligations. Our risk management program focuses appropriately on the current environment of uncertainty in the financial markets, especially in the euro-zone. ASML invests its cash and cash equivalents mainly in euro- denominated short-term deposits with high-rated financial institutions and the Dutch government, and partly in euro-denominated AAAm-rated money market funds that invest in high-rated short-term debt securities of financial institutions and governments. To mitigate the risk that any of our counterparties in hedging transactions is unable to meet its obligations, ASML only enters into transactions with a limited number of major financial institutions that have high credit ratings and closely monitors the creditworthiness of its counterparties. Concentration risk is mitigated by limiting the exposure on a single counterparty.

ASML’s customers consist of Integrated Circuit (“IC”) manufacturers located throughout the world. ASML performs ongoing credit evaluations of its customers’ financial condition. ASML takes additional measures to mitigate credit risk when considered appropriate by means of e.g. down payments, letters of credit, and retention of ownership provisions in contracts. Retention of ownership enables ASML to recover the systems in the event a customer defaults on payment.

Liquidity risk management

ASML’s liquidity needs are affected by many factors, some of which are based on the normal ongoing operations of the business, and others that relate to the uncertainties of the global economy and the semiconductor industry. Since our cash requirements fluctuate based on the timing and extent of these factors, ASML seeks to ensure that its sources of liquidity will be sufficient to satisfy its liquidity requirements throughout every phase of the industry cycles.

ASML’s principal sources of liquidity consist of cash flows from operations, cash and cash equivalents and available credit facilities. In addition, ASML may from time to time raise additional capital in debt and equity markets. ASML’s goal is to remain an investment grade rated company and maintain a capital structure that supports this. ASML intends to return cash to its shareholders on a regular basis in the form of dividend payments and, subject to our actual and anticipated liquidity requirements and other relevant factors, share buy backs or repayment of capital.